Microsoft Word 10.0.4219;

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 12, 2004





                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)


 New York                            1-3247                   16-0393470
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission              (I.R.S. Employer
        of Incorporation)          File Number)             Identification No.)



           One Riverfront Plaza, Corning, New York                   14831
-------------------------------------------------------------------------------
            (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code            (607) 974-9000
                                                    ---------------------------

                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                                Page 1 of 5 Pages
                             Exhibit Index on Page 5

Item 5. Other Events.
        ------------

On March 9, 2004, Corning Incorporated (the "Company") agreed to sell $200,000,000 principal amount of its 5.90% Notes due 2014 (the "2014 Notes") and $200,000,000 principal amount of its 6.20% Notes due 2016 (the "2016 Notes" and, together with the 2014 Notes, the "Notes"), all pursuant to an Underwriting Agreement and a Pricing Agreement each dated March 9, 2004, among the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the various Underwriters named therein. The Notes will be issued pursuant to that certain Indenture dated as of November 8, 2000 between the Company and J.P. Morgan Chase Bank, formerly The Chase Manhattan Bank, as Trustee (the "Indenture"), and the Officers' Certificate of the Company dated March 12, 2004, pursuant to Sections 201 and 301 of the Indenture. The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, file No. 333-57082.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

(c)  Exhibits

     1.1 Underwriting Agreement dated March 9, 2004 among the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the various Underwriters named therein (excluding exhibits thereto).

     1.2  Pricing  Agreement  dated  March 9, 2004 among the Company and Banc of
          America   Securities  LLC  and  J.P.   Morgan   Securities   Inc.,  as
          representatives of the various Underwriters named therein.

     4.1 Officers' Certificate of the Company dated March 12, 2004 pursuant to Sections 201 and 301 of the Indenture dated as of November 8, 2000 between the Company and J.P. Morgan Chase Bank (formerly The Chase Manhattan Bank), as Trustee (excluding exhibits thereto) (relating to the Notes).

     4.2  Specimen 2014 Note.

     4.3  Specimen 2016 Note.

     5.1 Opinion of William D. Eggers, Senior Vice President and General Counsel of the Company dated March 12, 2004 pursuant to Section 7 (c) of the Underwriting Agreement.

     99.1 Press Release dated March 9, 2004, issued by the Company relating to the Notes.

Item 9. Regulation FD Disclosure.
        ------------------------

The Company's press release dated March 9, 2004 relating to the Notes is furnished herewith as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2004


                            CORNING INCORPORATED


                            By:     /s/ William D. Eggers
                                -----------------------------------------------
                            William D. Eggers
                            Senior Vice President and General Counsel

                                INDEX TO EXHIBIT

Exhibits

     1.1 Underwriting Agreement dated March 9, 2004 among the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the various Underwriters named therein (excluding exhibits thereto).

     1.2  Pricing  Agreement  dated  March 9, 2004 among the Company and Banc of
          America   Securities  LLC  and  J.P.   Morgan   Securities   Inc.,  as
          representatives of the various Underwriters named therein.

     4.1 Officers' Certificate of the Company dated March 12, 2004 pursuant to Sections 201 and 301 of the Indenture dated as of November 8, 2000 between the Company and J.P. Morgan Chase Bank (formerly The Chase Manhattan Bank), as Trustee (excluding exhibits thereto) (relating to the Notes).

     4.2  Specimen 2014 Note.

     4.3  Specimen 2016 Note.

     5.1 Opinion of William D. Eggers, Senior Vice President and General Counsel of the Company dated March 12, 2004 pursuant to Section 7 (c) of the Underwriting Agreement.

     99.1.Press Release dated March 9, 2004, issued by the Company relating to the Notes.

                                                                  Exhibit 1.1

                              Corning Incorporated

                        $200,000,000 5.90% Notes Due 2014
                        $200,000,000 6.20% Notes Due 2016


                       ---------------------------------
                             Underwriting Agreement
                       ---------------------------------


                                                              March 9, 2004

Banc of America Securities LLC
J.P. Morgan Securities Inc.
  As representatives of the several Underwriters
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

Ladies and Gentlemen:

     From time to time, Corning Incorporated, a New York corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Securities" and together with any Optional Securities, as defined below, the "Designated Securities").

     The Securities will be issued under an Indenture, dated as of November 8, 2000 (the "Indenture"), between the Company and JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as Trustee. The particular terms of any issuance of Securities will be determined at the time of offering.

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement with respect to Designated Securities shall be substantially in the form attached hereto as Annex I and shall specify the names of the Underwriters of such Designated Securities, the names of the Representatives, if any, of such Underwriters, the principal amount of the Firm Securities and the principal amount of Optional Securities, if any, to be purchased by each Underwriter and the commission, if any, payable to the Underwriter with respect thereto, the purchase price to the Underwriters of such Designated Securities, the nature of the funds to be delivered by the Underwriters, the initial public offering price or the manner of determining such price, if any, including interest rates, if any, maturity, whether such Securities will be convertible at the option of the holder thereof, any conversion rates or price(s), any redemption provisions and any sinking fund requirements. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts, and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted). The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) One or more registration statements on Form S-3, including a prospectus for use in connection with the Designated Securities pursuant to Rule 429 under the Securities Act of 1933, as amended (the "Act"), in respect of the Securities have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives for each of the other Underwriters and, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectuses contained therein, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which became effective upon filing, no other document with respect to such registration statements or document incorporated by reference therein has heretofore been filed or transmitted for filing with the
     Commission; such prospectus included for use in connection with the Securities pursuant to Rule 429 under the Act meets the requirements of the Act and the rules and regulations thereunder for use of such prospectus in connection with the Securities; and no stop order suspending the effectiveness of any of such registration statements, any post effective amendment thereto, or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission. Any preliminary prospectus included in either of such registration statements or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus;" the various parts of such registration statements and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectuses contained in such registration statements and the Rule 462(b) Registration Statement, if any, at the time such part of such registration statements or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective but excluding Form T 1, each as amended at the time such part of the registration statements or such part of the Rule 462(b) Registration Statement, if any, became effective and at the time each incorporated document was filed with the Commission is hereinafter called the "Registration Statement;" the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus;" any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary
     Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of its date and as of the Time of Delivery as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

          (g) The Firm Securities and any Optional Securities have been duly and validly authorized, and, when the Firm Securities are issued and delivered pursuant to this Agreement, and the Pricing Agreement with respect to such Designated Securities and in the case of any Optional Securities pursuant to Over allotment Options (as defined in Section 3 hereof) with respect to such Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and entitled to the benefits provided by the Indenture which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture, has been duly authorized and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

          (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement and each Over allotment Option, if any, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or the By Laws of the Company or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or any Over allotment Option, or the Indenture except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

          (i) The statements set forth in the Prospectus under the captions "Description of Debt Securities and Guarantees", insofar as they purport to constitute a summary of the terms of the Securities and "Description of the Notes" and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the documents referred to therein, are accurate, complete and fair in all material respects;

          (j) Neither the Company nor any of its subsidiaries is in violation of its Restated Certificate of Incorporation or By laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or its properties may be bound, excepting violations or defaults which do not have, or are reasonably likely not to have, an effect which is materially adverse to the assets, business, operations, income or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole;

          (k) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (l) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Firm Securities, the several Underwriters propose to offer such Firm Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Over allotment Option") to purchase at their election up to the aggregate principal amount of Securities (the "Optional Securities") set forth in such Pricing Agreement, at the terms set forth in the paragraph above, for the sole purpose of covering over allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

     The aggregate principal amount of Optional Securities to be added to the aggregate principal amount of Firm Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the aggregate principal amount of Optional Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the aggregate principal amount of Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which the aggregate principal amount of Firm Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate principal amount of Firm Securities. The total principal amount of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate principal amount of Firm Securities set forth in Schedule I to such Pricing Agreement plus the aggregate principal amount of the Optional Securities which the Underwriters elect to purchase.

     4. Certificates for the Firm Securities and the Optional Securities, if any, to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable and in such authorized denominations and registered in such names as the Representatives may request upon at least forty eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by the method specified in such Pricing Agreement, (i) with respect to the Firm Securities, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery", and (ii) with respect to the Optional Securities, if any, on the time and date specified by the Representatives in the written notice given by the Representatives of the

Underwriters' election to purchase such Optional Securities, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery." Each such time and date for delivery is herein called a "Time of Delivery." "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. The  Company  agrees  with each of the  Underwriters  of any  Designated
Securities:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which amendment or supplement shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the
     Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b)   Promptly   from  time  to  time  to  take  such  action  as  the
     Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities and (ii) the Time of Delivery for such Designated Securities not to offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Designated Securities and which mature more than one year after the related Time of Delivery without your prior written consent; and

          (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Warrant Agreement, any Delayed Delivery Contracts, and Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities  rating  services for rating the Securities;

(v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee, any Warrant Agent, any Registrar, any Transfer Agent, Dividend Disbursing Agent, or any Calculation Agent and any agent of any Trustee, Warrant Agent, Registrar, Transfer Agent, Dividend Disbursing Agent, or any Calculation Agent and the fees and disbursements of counsel for any such persons in connection with any Indenture, any Warrant Agent Agreement, any Calculation Agent Agreement and the Securities; and (viii) all other costs and expenses incident to the performance of the Company's obligations hereunder and under any Over allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and
Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated
Securities, true and correct, the condition that the Company shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Sullivan & Cromwell LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) William D. Eggers, Esq., General Counsel of the Company, shall have furnished to the Representatives his written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non assessable;

               (iii) With such exceptions as are not material, the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties so as to require such qualification (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel, and, as to matters of fact, upon certificates of officers of the Company, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

               (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject (other than as set forth in the Prospectus and other than litigation incident to the kind of business conducted by the Company and its subsidiaries, none of which litigation is material to the Company and its subsidiaries considered as a whole) which, if determined adversely to the Company or any of its subsidiaries, as the case may be, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and to the best of such counsel's knowledge no such proceedings are threatened by governmental authorities or by others; and such counsel has not received notice that any such proceedings are contemplated by governmental authorities;

               (v) This Agreement and the Pricing  Agreement with respect to the
          Designated   Securities  have  been  duly  authorized,   executed  and
          delivered by the Company;

               (vi) The Designated Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and entitled to the benefits provided by the Indenture; and the Designated Securities and the Indenture conform as to legal matters to the descriptions thereof in the Prospectus as amended or supplemented; provided, however, that for the purposes of this paragraph (vi), such counsel may state that he has assumed that the Trustee's certificates of authentication of the Debt Securities have been manually signed by one of the Trustee's authorized officers;

               (vii) The Indenture has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

               (viii) The issue and sale of the  Designated  Securities  and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, any Over allotment Options, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the Restated Certificate of Incorporation or the By Laws of the Company or any law, statute or any violation of any material order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

               (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement or the Indenture or any Over allotment Options, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

               (x) The statements set forth in the Prospectus under the captions "Description of Debt Securities and Guarantees" and "Description of the Notes", insofar as they purport to constitute a summary of the terms of the Securities and the Designated Securities, and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the documents referred to therein, are accurate, complete and fair in all material respects;

               (xi) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

               (xii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements, related schedules and other accounting information contained or incorporated by reference therein, or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (xiii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements, related schedules and other accounting information contained or incorporated by reference therein, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder.

     In addition, such counsel shall state that he has no reason to believe that, as of the effective date of the Registration Statement, either the Registration Statement or the Prospectus (or, as of its date, any further amendment or supplement thereto made by the Company prior to the Time of Delivery) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Prospectus as of its date and as of the date of any amendment or supplement thereto, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that, as of the Time of Delivery, either the Registration Statement or the Prospectus (or any such further amendment or supplement thereto) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

     (d) On the date of the Pricing Agreement for such Designated Securities and at each Time of Delivery for such Designated Securities, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

     (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or government action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

     (f) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

     (g) On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or (v) the occurrence of any other material calamity or crises, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus (as amended or supplemented as of the date hereof) relating to the Designated Securities; and

     (h) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of each Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to each Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that the Company demonstrates that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus (excluding documents incorporated by reference) which was corrected in the Prospectus (or the Prospectus as amended or supplemented (excluding documents incorporated by reference)).

     (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified  party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Such indemnified party shall have the right to employ its own counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless: (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party; (ii) the indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to the indemnified party; or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying party or any affiliate of the indemnifying party, and such indemnified party shall have been reasonably advised by counsel that either
(x) there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party or such affiliate of the indemnifying party or (y) a conflict may exist between such indemnified party and the indemnifying party or such affiliate of the indemnifying party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to a single firm of local counsel) for all such indemnified parties, which firm shall be designated in writing by Banc of America Securities LLC and that all such reasonable fees and expenses shall be reimbursed as they are incurred). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection
(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.


     9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Firm Securities or Optional Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Securities or Optional Securities, then the Company shall be entitled to a further period of thirty six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Firm Securities or Optional Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Firm Securities or Optional Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Firm Securities or Optional Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Firm Securities or Optional Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Firm Securities or Optional Securities, as the case may be, which remains unpurchased does not exceed one eleventh of the aggregate principal amount of the Firm Securities or Optional Securities, as the case may be, then the Company shall have the right to require each non defaulting Underwriter to purchase the principal amount of Firm Securities or Optional Securities, as the case may be, which such
Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non defaulting Underwriter to purchase its pro rata share (based on the aggregate principal amount of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Firm Securities or Optional Securities, as the case may be, which remains unpurchased exceeds one eleventh of the aggregate principal amount of the Firm Securities or Optional Securities, as the case may be, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non defaulting Underwriters to purchase Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If any Pricing Agreement or Over allotment Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Securities or Optional Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out of pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement; Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and eachPricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence for each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                   Very truly yours,

                                   Corning Incorporated


                                   By       /S/ Mark S. Rogus
                                   ----------------------------------------
                                   Name:    Mark S. Rogus
                                   Title:   Senior Vice President and Treasurer



Accepted as of the date hereof:

Banc of America Securities LLC
J.P. Morgan Securities Inc.
      As Representatives of the several
Underwriters

By:  Banc of America Securities LLC


By       /S/ Peter J. Carbone
         ------------------------------
         Name:    Peter J. Carbone
         Title:   Vice President

                                                                 Exhibit 1.2
                                                                 -----------

                                PRICING AGREEMENT

                                                                  March 9, 2004



Banc of America Securities LLC
J.P. Morgan Securities Inc.
  As representatives of the several Underwriters
    named in Schedule I hereto
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

Ladies and Gentlemen:

     Corning Incorporated, a New York corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March 9, 2004 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" ). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty that refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                 Very truly yours,

                                 Corning Incorporated


                                 By   /S/  Mark S. Rogus
                                    ----------------------------------
                                    Name:    Mark S. Rogus
                                    Title:   Senior Vice President and Treasurer



Accepted as of the date hereof:

Banc of America Securities LLC
J.P. Morgan Securities Inc.
      As Representatives of the several
Underwriters

By:  Banc of America Securities LLC


By   /S/ Peter J. Carbone
     -----------------------------------
     Name:    Peter J. Carbone
     Title:   Vice President

                                   SCHEDULE I


                                        Principal Amount      Principal Amount
                                         of 5.90% Notes      of 6.20% Notes due
                                           due 2014                2016
                                         to Be Purchased      to Be Purchased
                                         ---------------      ----------------
Underwriter
-----------
Banc of America Securities LLC.........    $111,221,000         $111,221,000
J.P. Morgan Securities Inc.............      74,147,000           74,147,000
Citigroup Global Markets Inc...........      14,632,632           14,632,632

         Total.........................    $200,000,000         $200,000,000
                                           ============         =============


                                   SCHEDULE II


                            5.90% Notes due 2014                          6.20% Notes due 2016
                            --------------------                          ---------------------
Title of Designated
Securities.................  5.90% Notes due 2014                          6.20% Notes due 2016
Aggregate Principal Amount.  $200,000,000                                  $200,000,000
Price to Public............  99.850%                                       100.00%
Purchase Price by
Underwriters...............  98.771%                                       99.369%
Specified Funds for
Payment of Purchase Price..  Federal (same-day) Funds                      Federal (same-day) Funds
Indenture..................  Indenture, dated as of November 8, 2000,      Indenture, dated as of November 8, 2000,
                             between Corning Incorporated and JPMorgan     between Corning Incorporated and JPMorgan
                             Chase Bank, formerly The Chase Manhattan      Chase Bank, formerly The Chase Manhattan
                             Bank, as Trustee                              Bank, as Trustee
Maturity...................  March 15, 2014                                March 15, 2016
Interest Rate..............  5.90%                                         6.20%
Interest Payment Dates.....  Each March 15 and September 15, commencing    Each March 15 and September 15, commencing
                             on September 15, 2004                         on September 15, 2004
Redemption Provisions......  The notes  will be  redeemable  in whole at any time or in part  from time to time,  at the
                             Company's option, at a redemption price equal to the greater of:

                             o........100% of the principal amount of the notes to be redeemed; or

                             o........the sum of the present values of the
                                      remaining scheduled payments of principal
                                      and interest on the notes to be redeemed
                                      (exclusive of interest accrued to the date
                                      of redemption) discounted to the date of
                                      redemption on a semiannual basis (assuming
                                      a 360-day year consisting of twelve 30-day
                                      months) at the then current Treasury Rate
                                      plus 35 basis points in the case of the
                                      2014 Notes and 40 basis points in the case
                                      of the 2016 Notes.



                    In each case the Company will pay accrued and unpaid interest on the principal amount to be redeemed to the date of redemption.

                    "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such notes.

                    "Comparable Treasury Price" means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

                    "Independent Investment Banker" means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

                    "Reference Treasury Dealer" means each of Banc of America Securities LLC and J.P. Morgan Securities lnc. and their respective successors, and two other firms that are primary U.S. Government securities dealers (each a "Primary Treasury Dealer") which the Company will specify from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.

                    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

                    "Treasury Rate" means, with respect to any redemption date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the notes to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third business day preceding the redemption date.

                    Notice of redemption will be mailed at least 30 but not more than 60 days before the redemption date to each holder of record of the notes to be redeemed at its registered address. The notice of redemption for the notes will state, among other things, the amount of notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated and the place or places that payment will be made upon presentation and surrender of notes to be redeemed. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on any notes that have been called for redemption at the redemption date.




Sinking   Fund
Provisions..................    None                                        None

Defeasance
Provisions.................     The notes are subject to the Company's      The  notes are subject to the
                                Company's  ability to choose "full          Company's ability  to  choose  "full
                                defeasance"  or "covenant                   defeasance"  or "covenant
                                defeasance"  as  described  in  the  base   defeasance"  as  described  in  the  base
                                prospectus.                                 prospectus.

Time of Delivery............    10:00 a.m. (New York City time) on          10:00 a.m. (New York City time) on
                                March 12,  2004                             March 12,  2004


Closing Location............    Sullivan & Cromwell  LLP                    Sullivan & Cromwell  LLP
                                125 Broad Street 125                        125 Broad Street 125
                                New York,  New York  10004                  New York,  New York 10004

Delayed  Delivery...........    n/a                                         n/a

Names  and                      Banc of America  Securities LLC             Banc of America Securities LLC
Addresses of                    100 North Tryon Street                      100 North Tryon Street
Representatives.............    Charlotte, North Carolina 28255             Charlotte, North Carolina 28255

                                J.P. Morgan Securities Inc.                 J.P. Morgan Securities Inc.
                                270 Park Avenue, 8th Floor                  270 Park Avenue, 8th Floor
                                New York, New York 10017                    New York, New York 10017

Designated Representatives...   Banc of America Securities LLC              Banc of America Securities LLC
                                100 North Tryon Street                      100 North Tryon Street
                                Charlotte, North Carolina 28255             Charlotte, North Carolina 28255

Address for Notices, etc.....   Banc of America Securities LLC              Banc of America Securities LLC
                                100 North Tryon Street                      100 North Tryon Street
                                Charlotte, North Carolina 28255             Charlotte, North Carolina 28255




                                                               Exhibit 4.1
                                                               -----------

                              CORNING INCORPORATED
                              5.90% Notes due 2014

                              6.20% Notes due 2016

                              Officers' Certificate

     Pursuant to the Indenture, dated as of November 8, 2000, as supplemented (the "Indenture"), between Corning Incorporated (the "Company") and JPMorgan Chase Bank, formerly The Chase Manhattan Bank, as Trustee (the "Trustee"), and resolutions adopted by the Company's Board of Directors on February 7, 2001 and the Executive Committee of the Board of Directors by unanimous written consent, dated as of March 9, 2004, this Officers' Certificate is being delivered to the Trustee to establish the terms of two series of Securities in accordance with
Section 301 of the Indenture and to establish the forms of the Securities of such series in accordance with Section 201 of the Indenture.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     A. Establishment of Series pursuant to Section 301 of Indenture.

     There is hereby established pursuant to Section 301 of the Indenture two series of Securities which shall have the following terms:

     (1) The Securities of the first series shall bear the title "5.90% Notes due 2014" (the "2014 Notes") and the Securities of the second series shall bear the title "6.20% Notes due 2016" (the "2016 Notes") (hereinafter collectively referred to as the "Notes").

     (2) The aggregate principal amount of Notes to be issued pursuant to this Officers' Certificate shall be limited to $400,000,000 (except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes of each series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Notes which, pursuant to
Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).

     (3) Interest will be payable to the Person in whose name a Note (or any Predecessor Security) is registered at the close of business on the Regular Record Date (as defined below) next preceding each Interest Payment Date (as defined below); provided, however, that interest payable on the Maturity Date of the Notes shall be payable to the Person to whom principal shall be payable.

     (4) The date on which the principal of the 2014 Notes is due and payable shall be March 15, 2014 and the date on which the principal of the 2016 Notes is due and payable shall be March 15, 2016.

     (5) The 2014 Notes shall bear interest at the rate of 5.90% per annum and the 2016 Notes shall bear interest at the rate of 6.20% per annum (based upon a 360-day year consisting of twelve 30-day months), from and including March 12, 2004, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually on March 15 and September 15 in each year, commencing on September 15, 2004, until the principal thereof is paid or made available for payment. Each such March 15 or September 15 shall be an "Interest Payment Date" for the Notes, and each March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date shall be the "Regular Record Date" for the interest payable on such Interest Payment Date.

     (6) Principal of and interest on the Notes will be payable, and, except as provided in Section 305 of the Indenture with respect to any Global Security (as defined below), the transfer of the Notes will be registrable and Notes will be exchangeable for Notes bearing identical terms and provisions at the corporate trust office of JPMorgan Chase Bank (the "Paying Agent"), in the Borough of Manhattan, The City of New York.

     (7) The Notes shall be redeemable as follows:

     The Notes will be redeemable in whole at any time or in part from time to time, at the Company's option, at a redemption price equal to the greater of:

     o 100% of the principal amount of the Notes to be redeemed; or

o the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 35 basis points in the case of the 2014 Notes and 40 basis points in the case of the 2016 Notes.

     In each case the Company will pay accrued and unpaid interest on the principal amount to be redeemed to the date of redemption.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

     "Comparable Treasury Price" means,with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

     "Independent Investment Banker" means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

     "Reference Treasury Dealer" means each of Banc of America Securities LLC and J.P. Morgan Securities Inc. and their respective successors, and two other firms that are primary U.S. Government securities dealers (each a "Primary Treasury Dealer") which the Company will specify from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

     "Treasury Rate" means, with respect to any redemption date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Notes to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third business day preceding the redemption date.

     Notice of redemption will be mailed at least 30 but not more than 60 days before the redemption date to each holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated and the place or places that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date.

     (8) The Company shall not be obligated to redeem or purchase any Notes pursuant to any sinking fund or analogous provisions or at the option of any Holder.

     (9) Notes may be issued only in fully registered form and the authorized denomination of the Notes shall be $1,000 and any integral multiple of $1,000 in excess thereof.

     (10) The amount of payments of principal of and any premium or interest on the Notes will not be determined with reference to an index or pursuant to a formula.

     (11) The Notes shall be denominated, and payments of principal of and interest on the Notes will be made, only in United States dollars.

     (12) The payments of principal of and interest on the Notes shall not be payable at the election of the Company or Holder in one or more currencies, composite currencies or currency units.

     (13) The portion of the principal amount of the Notes which shall be payable upon declaration of acceleration of maturity thereof shall not be other than the principal amount thereof.

     (14) The principal amount payable at the Stated Maturity of each Note shall be determined as of a date or dates prior to the Stated Maturity.

     (15) The defeasance provisions set forth in Sections 1302 and 1303 of the Indenture shall apply to the Notes.

     (16) Each of the 2014 Notes and the 2016 Notes will be represented by a global security (a "Global Security") registered in the name of a nominee of the Depositary. The Depository Trust Company will act as Depositary. Except as provided in Section 305 of the Indenture, Notes will not be issuable in definitive form and will not be exchangeable or transferable. So long as the Depositary or its nominee is the registered holder of any Global Security, the Depositary or its nominee, as the case may be, will be considered the sole Holder of the Notes represented by such Global Security for all purposes under the Indenture and the Notes.

     (17) The Notes  shall be  subject to the  events of  default  specified  in
Section 501, paragraphs (1) through (7), of the Indenture.

     (18) The Notes shall be subject to the covenants set forth in Article Ten of the Indenture.

     (19) The Notes shall not be convertible into shares of common stock of the Company or exchangeable for any other securities.

     (20) The Notes shall have such other terms and provisions as are provided in the forms set forth in Exhibits A and B, respectively, hereto.

     B. Establishment of Note Forms Pursuant to Section 201 of Indenture. It is hereby established pursuant to Section 201 of the Indenture that the Global Security representing the 2014 Notes and the Global Security representing the 2016 Notes shall be substantially in the forms attached as Exhibits A and B, respectively, hereto.

     C. Other Matters.

     Attached as Exhibit C hereto are true and correct copies of resolutions duly adopted by the Board of Directors of the Company at a meeting duly called and held on February 7, 2001, at which a quorum was present and acting throughout, and resolutions adopted by the Executive Committee of the Board of Directors of the Company by unanimous written consent, dated as of March 9, 2004; such resolutions have not been further amended, modified or rescinded and remain in full force and effect; and such resolutions (together with this Officers' Certificate) are the only resolutions or other action adopted by the Company's Board of Directors or any committee thereof or by any Authorized Officers relating to the offering and sale of the Notes.

     The undersigned Mark S. Rogus and Denise A. Hauselt, respectively, being Authorized Officers as defined in the resolutions of the Board of Directors of the Company adopted at a meeting on February 7, 2001, each certifies that he/she has approved the terms of the Notes as set forth in this Officers' Certificate, all in accordance with the authority of such officer pursuant to such resolutions.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate this 9th day of March, 2004.


                              CORNING INCORPORATED

                              By:     /S/ Mark S. Rogus
                                  Name: Mark S. Rogus
                                  Title: Senior Vice President and Treasurer

                              By:     /S/ Denise A. Hauselt
                                  Name: Denise A. Hauselt
                                  Title: Secretary

                                                                  Exhibit 4.2
                                                                  ------------

                               (FACE OF SECURITY)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") AND ANY PAYMENT IS MADE TO CEDE & CO., OR SUCH OTHER NAME REQUESTED BY THE DEPOSITARY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                              5.90% Notes due 2014

                              CORNING INCORPORATED

Issue Date: March 12, 2004                            Maturity: March 15, 2014

Principal Amount: $200,000,000                          CUSIP No.: 219350AP0

Registered: R-1                                         ISIN No.: US219350APO


     Corning Incorporated, a corporation duly organized and existing under the laws of the State of New York (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $200,000,000 Dollars on March 15, 2014, and to pay interest thereon from March 12, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2004, and at the Maturity thereof, at the rate of 5.90% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal thereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal. Dated: March 12, 2004


[SEAL]                                       CORNING INCORPORATED



                                             By:      /S/ Phillip E. Gorham
                                                 ------------------------------
                                                 Name:    Phillip E. Gorham
                                                 Title:   Assistant Treasurer




Attest: /S/ Denise A. Hauselt
       --------------------------
         Corporate Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


Dated:  March 12, 2004

                                                  JPMORGAN CHASE BANK,
                                                  as Trustee

                                                  /S/ William Keenan
                                                  ---------------------
                                                  Authorized Signatory

                              (REVERSE OF SECURITY)

                              5.90% Notes due 2014

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2000 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and JPMorgan Chase Bank, formerly The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $200,000,000.

     The Securities of this series are subject to redemption upon not less than 30 days' nor more than 60 days' notice in whole, at any time or in part, from time to time, at the election of the Company at a redemption price equal to the greater of: (A) 100% of the principal amount of Securities to be redeemed; or
(B) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 35 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the Securities to be redeemed to the Redemption Date. In connection with such optional redemption, the following defined terms apply:

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

"Comparable Treasury Price" means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or
(2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company to act as the Independent Investment Banker from time to time.

"Reference Treasury Dealer" means each of Banc of America Securities LLC and J.P. Morgan Securities Inc. and their respective successors, and two other firms that are primary U.S. Government securities dealers (each a "Primary Treasury Dealer") which the Company shall specify from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company shall substitute another Primary Treasury Dealer.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

"Treasury Rate" means, with respect to any redemption date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third business day preceding the redemption date.

     In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holders hereof upon the cancellation hereof.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     No sinking fund is provided for the Securities.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

     This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                 Exhibit 4.3
                                                                 ------------

                               (FACE OF SECURITY)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") AND ANY PAYMENT IS MADE TO CEDE & CO., OR SUCH OTHER NAME REQUESTED BY THE DEPOSITARY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                              6.20% Notes due 2016

                              CORNING INCORPORATED

Issue Date: March 12, 2004                          Maturity: March 15, 2016

Principal Amount: $200,000,000                        CUSIP No.: 219350AN5

Registered: R-1                                       ISIN No.: US219350AN5


     Corning Incorporated, a corporation duly organized and existing under the laws of the State of New York (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $200,000,000 Dollars on March 15, 2016, and to pay interest thereon from March 12, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2004, and at the Maturity thereof, at the rate of 6.20% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal thereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal. Dated: March 12, 2004


[SEAL]                                              CORNING INCORPORATED



                                                By:   /S/ Phillip E. Gorham
                                                     --------------------------
                                                   Name:    Phillip E. Gorham
                                                   Title:   Assistant Treasurer



Attest: /S/ Denise A. Hauselt
        -----------------------
         Corporate Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


Dated:  March 12, 2004

                                                     JPMORGAN CHASE BANK,
                                                     as Trustee

                                                     /S/ William Keenan
                                                     --------------------
                                                     Authorized Signatory

                              (REVERSE OF SECURITY)

                              6.20% Notes due 2016

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2000 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and JPMorgan Chase Bank, formerly The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $200,000,000.

     The Securities of this series are subject to redemption upon not less than 30 days' nor more than 60 days' notice in whole, at any time or in part, from time to time, at the election of the Company at a redemption price equal to the greater of: (A) 100% of the principal amount of Securities to be redeemed; or
(B) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 35 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the Securities to be redeemed to the Redemption Date. In connection with such optional redemption, the following defined terms apply:

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

"Comparable Treasury Price" means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or
(2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company to act as the Independent Investment Banker from time to time.

"Reference Treasury Dealer" means each of Banc of America Securities LLC and J.P. Morgan Securities Inc. and their respective successors, and two other firms that are primary U.S. Government securities dealers (each a "Primary Treasury Dealer") which the Company shall specify from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company shall substitute another Primary Treasury Dealer.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

"Treasury Rate" means, with respect to any redemption date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third business day preceding the redemption date.

     In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holders hereof upon the cancellation hereof.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     No sinking fund is provided for the Securities.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

     This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                Exhibit 5.1
                                                                ------------

                        [Corning Incorporated Letterhead]

                                                             March 12, 2004



Banc of America Securities LLC
J.P. Morgan Securities Inc.
  As representatives of the several Underwriters
   named in the Underwriting Agreement
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

Ladies and Gentlemen:

     I am Senior Vice President and General Counsel of Corning Incorporated, a New York corporation (the "Company"), and am familiar with the authorization, execution and delivery of the Underwriting Agreement, dated March 9, 2004 (the "Underwriting Agreement"), and the applicable Pricing Agreement, dated March 9, 2004 (the "Pricing Agreement") each, between the Company and you, as representatives of the several underwriters named in the Underwriting Agreement (the "Underwriters"), relating to (i) the issuance and sale of $200,000,000 aggregate principal amount of the Company's 5.90% Notes due March 15, 2014 (the "2014 Notes") and the issuance and sale of $200,000,000 aggregate principal amount of the Company's 6.20% Notes due March 15, 2016 (the "2016 Notes" and together with the 2014 Notes, the "Notes"); and the preparation on Form S-3 under the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder, of the registration statement (File No. 333-57082) relating to the Notes. This opinion is being furnished to you pursuant to
Section 7(c) of the Underwriting Agreement. All capitalized and undefined terms used herein shall have the meanings assigned to them in the Underwriting Agreement.


     I have examined executed copies of the Underwriting Agreement, the Pricing Agreement, the Indenture and the Registration Statement and all amendments thereto and the originals or copies, certified or otherwise identified to my satisfaction, of such documents and records of the Company and such public documents and records as I have deemed necessary as a basis for the opinions hereinafter expressed.

     In rendering the opinions set forth below, I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to me as copies. I have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements or instruments relevant thereto other than the Company, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties.

     Based upon the foregoing and having regard for such legal considerations as I have deemed relevant, it is my opinion that:

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

2. The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

3. With such exceptions as are not material, the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties so as to require such qualification;

4. To the best of my knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject (other than as set forth in the Prospectus and other than litigation incident to the kind of business conducted by the Company and its subsidiaries, none of which litigation is material to the Company and its subsidiaries considered as a whole) which, if determined adversely to the Company or any of its subsidiaries, as the case may be, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and to the best of my knowledge no such proceedings are threatened by governmental authorities or by others; and I have not received notice that any such proceedings are contemplated by governmental authorities;

5. The Underwriting Agreement and the Pricing Agreement with respect to the Notes have been duly authorized, executed and delivered by the Company;

6. The Notes have been duly authorized and issued by the Company and assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and entitled to the benefits provided in the Indenture; and the Notes and the Indenture conform as to legal matters to the descriptions thereof in the Prospectus as amended or supplemented;

7. The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law); the Indenture has been duly qualified under the Trust Indenture Act.

8. The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture, the Underwriting Agreement and the Pricing Agreement with respect to the Notes and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the Restated Certificate of Incorporation or the By-Laws of the Company or any law, statute or any violation of any material order, rule or regulation known to me of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

9. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company of the transactions contemplated by the Underwriting Agreement or the Pricing Agreement or the Indenture except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters;

10. The statements set forth in the Prospectus under the caption "Description of Debt Securities and Guarantees", and "Description of the Notes" insofar as they purport to constitute a summary of the terms of the Notes, and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the documents referred to therein, are accurate, complete and fair in all material respects;

11. The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

12. The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements, related schedules and other accounting information contained or incorporated by reference therein, or omitted therefrom, as to which I express no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

13. The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the date hereof for the Notes (other than the financial statements, related schedules and other accounting information contained or incorporated by reference therein, or omitted therefrom, as to which I express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder.

I have no reason to believe that, as of the effective date of the Registration Statement, the Registration Statement (or, as of its date, any further amendment or supplement thereto made by the Company prior to the date hereof) (other than the financial statements, related schedules and other accounting information contained or incorporated by reference therein, or omitted therefrom, as to which I express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Prospectus (other than the financial statements, related schedules and other accounting information contained or incorporated by reference therein, or omitted therefrom, as to which I express no opinion) as of its date and as of the date of any amendment or supplement thereto, contained an untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that, as of the date hereof, either the Registration Statement or the Prospectus (or any such further amendment or supplement thereto) (other than the financial statements, related schedules and other accounting information contained or incorporated by reference therein, or omitted therefrom, as to which I express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and I have no reason to believe that any contracts or other documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements, related schedules and other accounting information contained or incorporated by reference therein, or omitted therefrom, as to which I express no opinion), when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading; and I do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

     This opinion is limited to the laws of the state of New York and to the federal laws of the United States of America.

     The foregoing opinion is being furnished to you solely for your benefit and may not be relied upon by, nor may copies be delivered to, any other person without my prior written consent.

                                                Very truly yours,

                                                /S/ William D. Eggers

                                                                 Exhibit 99.1
                                                                 ------------

FOR RELEASE -- MARCH 9, 2004

Media Relations Contact:                             Investor Relations Contact:
Monica L. Ott                                        Kenneth C. Sofio
(607) 974-8769                                       (607) 974-7705
ottml@corning.com.                                   sofiokc@corning.com
-----------------                                    -------------------

              Corning Prices $400 Million of Senior Unsecured Notes

CORNING, N.Y. -- Corning Incorporated (NYSE:GLW) today announced that it has priced $400 million aggregate principal amount of Senior Unsecured Notes. $200 million 5.90 percent in Senior Notes will mature on March 15, 2014, and $200 million 6.20 percent in Senior Notes will mature on March 15, 2016.

Subject to customary closing conditions the transaction is expected to close on March 12, 2004. The notes are being issued by Corning pursuant to Corning's existing $5 billion universal shelf registration statement, which became effective in March 2001. Net proceeds of the offering will be used to reduce debt and for general corporate purposes.

Banc of America Securities and J.P. Morgan served as lead underwriters for the offering.

"Our action today to access the debt markets at historical low levels provides a unique opportunity to raise new capital at very attractive terms and conditions," said James B. Flaws, vice chairman and chief financial officer. "This new capital will enable us to extend the duration of our debt portfolio and to fund growth opportunities. This offering combined with our ongoing debt reduction program fit into Corning's first leadership priority of improving our financial health. The proceeds will also enable Corning to continue to invest in its fast growing LCD business which is expected to drive our profit improvement in 2004."

A written prospectus meeting the requirements of Section 10 of the Securities Act may be obtained by contacting Banc of America Securities LLC at 100 North Tryon Street, Charlotte, N.C. 28255, (704) 386-9690 or J.P. Morgan Securities Inc., 270 Park Avenue, 8th Floor, New York, N.Y. 10017, Attn: Syndicate Desk,
(212) 834-4533.

This news release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Corning Prices $400 Million of Senior Unsecured Notes
Page Two

About Corning Incorporated Corning Incorporated (www.corning.com) is a diversified technology company that concentrates its efforts on high-impact growth opportunities. Corning combines its expertise in specialty glass, ceramic materials, polymers and the manipulation of the properties of light, with strong process and manufacturing capabilities to develop, engineer and commercialize significant innovative products for the telecommunications, flat panel display, environmental, semiconductor, and life sciences industries.

Forward-Looking   and  Cautionary   Statements
This press release contains forward-looking statements that involve a variety of business risks and other uncertainties that could cause actual results to differ materially. These risks and uncertainties include the possibility of changes or fluctuations in global economic and political conditions; tariffs, import duties and currency fluctuations; product demand and industry capacity; competitive products and pricing; manufacturing efficiencies; cost reductions; availability and costs of critical components and materials; new product development and commercialization; order activity and demand from major customers; capital spending by larger customers in the liquid crystal display industry and other businesses; changes in the mix of sales between premium and non-premium products; facility expansions and new plant start-up costs; possible disruption in commercial activities due to terrorist activity, armed conflict, political instability or major health concerns; ability to obtain financing and capital on commercially reasonable terms; adequacy and availability of insurance; capital resource and cash flow activities; capital spending; equity company activities; interest costs; acquisition and divestiture activities; the level of excess or obsolete inventory; the rate of technology change; the ability to enforce patents; product and components performance issues; changes in key personnel; stock price fluctuations; and adverse litigation or regulatory developments. These and other risk factors are identified in Corning's filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the day that they are made, and Corning undertakes no obligation to update them in light of new information or future events.